================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                          __________________________


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported):  JUNE 11, 1999



                     SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.
             (Exact Name of Registrant as Specified in its Charter)


        CAYMAN ISLANDS                  0-29788                 N/A
        (State or Other               (Commission          (IRS Employer
     Jurisdiction of Incorporation)   File Number)       Identification No.)

GRAND PAVILION COMMERCIAL CENTRE, 802 WEST BAY ROAD             N/A
GEORGE TOWN, GRAND CAYMAN, CAYMAN ISLANDS, BWI               (Zip Code)
   (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (345) 949-2800

             P.O. BOX 10657 APO, 2 ARTILLERY COURTS, SHEDDEN ROAD
                GEORGE TOWN, GRAND CAYMAN, CAYMAN ISLANDS, BWI
         (Former Name or Former Address, if Changed Since Last Report)

================================================================================

ITEM 5.  OTHER EVENTS.

     On June 11, 1999, Scottish Annuity & Life Holdings, Ltd. issued a press release announcing its agreement to purchase the business of Harbourton Reassurance, Inc. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits:
          --------

          Exhibit
          Number         Exhibit
          ------         -------

           99.1 Press release, dated June 11, 1999, issued by Scottish Annuity & Life Holdings, Ltd.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.



                              By: /s/ MICHAEL C. FRENCH
                                 ______________________________________
                                   Michael C. French
                                   President and Chief Executive Officer

Dated:  June 16, 1999

                               INDEX TO EXHIBITS
                               -----------------



EXHIBIT
NUMBER     EXHIBIT
-------    -------
99.1       Press release, dated June 11, 1999, issued by Scottish Annuity &
           Life Holdings, Ltd.

                                      -3-